UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.  )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

NEWELL BRANDS INC.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Your Vote Counts! NEWELL BRANDS INC. NEWELL BRANDS INC. 6655 PEACHTREE DUNWOODY ROAD ATLANTA, GA 30328 2025 Annual Meeting Vote by May 7, 2025 11:59 PM ET. For shares held in a Plan, vote by May 5, 2025 11:59 PM ET. V65194-P25725 You invested in NEWELL BRANDS INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 8, 2025. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting them prior to April 24, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote in Person at the Meeting* May 8, 2025 9:00 AM The Westin Atlanta Perimeter North 7 Concourse Parkway, NE Atlanta, Georgia 30328 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	**Election of Directors**	
1a.	Bridget Ryan Berman	For
1b.	Patrick D. Campbell	For
1c.	James P. Keane	For
1d.	Gerardo I. Lopez	For
1e.	Christopher H. Peterson	For
1f.	Gary H. Pilnick	For
1g.	Judith A. Sprieser	For
1h.	Stephanie P. Stahl	For
1i.	Anthony Terry	For
2.	Approve the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2025.	For
3.	Approve an advisory resolution on named executive officer compensation.	For
4.	Approve an amendment to the Newell Brands Inc. 2022 Incentive Plan.	For
5.	A stockholder proposal to approve additional stock retention requirements for executives, if properly presented at the annual meeting.	Against

NOTE: To transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

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V65195-P25725